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                                    SPECIMAN

                         Auction Rate Municipal SHARES
                         Preferred Stock, Series F7 855

                    THE BLACKROCK NEW YORK INSURED MUNICIPAL
                              2008 TERM TRUST INC.

                  INCORPORATED UNDER THE LAWS SEE REVERSE FOR
                            OF THE STATE OF MARYLAND

                              CERTAIN DEFINITIONS

               THIS CERTIFICATE IS TRANSFERABLE CUSIP 09247L 30 5
                                IN NEW YORK, NY

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THIS CERTIFIES THAT CEDE & CO. IS THE OWNER OF EIGHT HUNDRED FIFTY FIVE (855)
FULL PAID AND NON-ASSESSABLE SHARES OF AUCTION RATE MUNICIPAL PREFERRED STOCK, SERIES F7, PAR VALUE $.01 PER SHARE, LIQUIDATION PREFERENCE $50,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS (WHETHER OR NOT EARNED OR DECLARED) THEREON PLUS THE PREMIUM, IF ANY, RESULTING FROM THE DESIGNATION OF A PREMIUM CALL PERIOD OF THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof, THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.

Dated: November 23, 1992



                               Countersigned and Registered:

                               /s/
                               -----------------------------------
                               BANKERS TRUST COMPANY
                               (New York) Transfer Agent President

                               By  /s/
                                   --------------------------------
                                        Treasurer
                                        Authorized Signature

                                    /s/
                                   --------------------------------


THE TRANSFER OF THE SHARES OF AUCTION RATE MUNICIPAL PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER, AND THE PURCHASER'S LETTERS REFERRED TO THEREIN. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTION TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

              -----------------------------------------------------


                    THE BLACKROCK NEW YORK INSURED MUNICIPAL
                              2008 TERM TRUST INC.

              -----------------------------------------------------


         A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common

         UNIF GIFT MIN ACT--_____Custodian______

         TEN ENT--as tenants by the entireties (Cust) (Minor)

         JT TEN--as joint tenants with rights under Uniform Gifts of survivorship and not as to Minors Act ______ tenants in common (State)

         Additional abbreviations may also be used though not in the above list.


         For value received ____________ hereby sell, assign and transfer unto. Please insert social security or other identifying number of assignee .



                                             /  /



                                            (Please Print or Typewrite Name and
                                            Address, Including Zip Code of
                                            Assignee)


                    shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:


NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.




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                                    SPECIMAN

                          Auction Rate Municipal SHARES
                         Preferred Stock, Series F28 855

                    THE BLACKROCK NEW YORK INSURED MUNICIPAL
                              2008 TERM TRUST INC.

                   INCORPORATED UNDER THE LAWS SEE REVERSE FOR
                  OF THE STATE OF MARYLAND CERTAIN DEFINITIONS


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THIS CERTIFICATE IS TRANSFERABLE CUSIP 09247L 20 6 IN NEW YORK, NY THIS
CERTIFIES THAT CEDE & CO. IS THE OWNER OF EIGHT HUNDRED FIFTY FIVE (855) FULL PAID AND NON-ASSESSABLE SHARES OF AUCTION RATE MUNICIPAL PREFERRED STOCK, SERIES F28, PAR VALUE $.01 PER SHARE, LIQUIDATION PREFERENCE $50,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS WHETHER OR NOT EARNED OR DECLARED) THEREON PLUS THE PREMIUM, IF ANY, RESULTING FROM THE DESIGNATION OF A PREMIUM CALL PERIOD OF THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.



         In Witness Whereof, THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.


Dated: November 23, 1992


                           Countersigned and Registered:


                           /s/
                           ------------------------------------
                           BANKERS TRUST COMPANY
                           (New York) Transfer Agent President

                           By  /s/
                               --------------------------------
                               Treasurer
                               Authorized Signature



THE TRANSFER OF THE SHARES OF AUCTION RATE MUNICIPAL PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER, AND THE PURCHASER'S LETTERS REFERRED TO THEREIN. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTION TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                    THE BLACKROCK NEW YORK INSURED MUNICIPAL
                              2008 TERM TRUST INC.

         A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common

         UNIF GIFT MIN ACT--_____Custodian______

         TEN ENT -- as tenants by the entireties (Cust) (Minor)

         JT TEN -- as joint tenants with rights under Uniform Gifts of survivorship and not as to Minors Act ______ tenants in common (State)

         Additional abbreviations may also be used though not in the above list.



         For value received ____________ hereby sell, assign and transfer unto. Please insert social security or other identifying number of assignee


                                          /  /


                                         /  /





                                       (Please Print or Typewrite Name and
                                       Address, Including Zip Code of
                                       Assignee)


                    shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:  ______________


NOTICE:

The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.